Available-for-sale Investment	12 Months Ended
Dec. 31, 2013
Available-for-sale Investment [Abstract]
Available-for-sale Investment
6.	AVAILABLE-FOR-SALE INVESTMENT

Amount represents the convertible loan with an amount of $495 provided to one of the Group’s cost method investees in June 2013. The Group has the right to convert the convertible loan into equity interest of such investee upon achievement of certain targets by the investee in year 2014. The Group determined that the carrying value of such convertible loan is approximate to its fair value as of December 31, 2013. Subsequent to December 31, 2013, the Group decided to exercise the conversion right to increase its equity interest in the investee and the conversion is currently in process.